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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 20, 1999

                       SHARED TECHNOLOGIES CELLULAR, INC.

             (Exact name of registrant as specified in its charter)

     Delaware                           1-13732                   06-386411
(State of incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)


                        100 Great Meadow Road, Suite 104
                         Wethersfield, Connecticut             06109

               (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (860) 258-2500

         (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 20, 1999, Shared Technologies Cellular, Inc. (the "Company") completed the acquisition of all of the issued and outstanding capital stock of Retail Cellular, Inc. ("RCI"), with an effective date as of July 15, 1999, for a purchase price of 150,000 shares of the Company's common stock. The acquisition was valued at approximately $1,547,000. RCI will be held as a wholly-owned subsidiary of the Company.

It is intended that the transaction will enhance the Company's sales capabilities, particularly in connection with the distribution of the Company's prepaid cellular services.

The Company purchased RCI from Retail Distributors, Inc. ("RDI"), the chief executive officer of which is Victor Grillo, Sr., who was elected to the Company's Board of Directors on July 7, 1999 at the annual meeting of the Company's stockholders.

In connection with the RCI transaction, the Company also entered into a Services Agreement with RDI, pursuant to which RDI will provide certain services relating to the marketing and distribution of the Company's prepaid cellular services. Pursuant to terms of the Service Agreement, the Company has paid RDI approximately $843,000 and issued to RDI 118,194 shares of the Company's Common Stock. Additional compensation, exclusive of expenses, is performance based, payable through the issuance of Common Stock purchase warrants. Also, RCI entered into a Consulting Agreement with RDI, expiring March 31, 2001, pursuant to which RDI shall provide certain sales and marketing services for a monthly fee of $10,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit No.              Description

4.1           Stock Purchase Agreement dated as of July 15, 1999 by and between
              Shared Technologies Cellular, Inc. and Retail Distributors, Inc.

4.2           Services Agreement dated as of July 15, 1999 by and between Shared
              Technologies Cellular, Inc. and Retail Distributors, Inc., including form of Warrant to Purchase Common Stock of the Company issuable to Retail Distributors, Inc., attached as Exhibit A thereto.

4.3 Consulting Agreement dated as of July 15, 1999 by and between Retail Cellular, Inc. and Retail Distributors, Inc.

4.4 Registration Rights Agreement dated as of July 15, 1999 by and between Shared Technologies Cellular, Inc. and Retail
              Distributors, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 1999                       SHARED TECHNOLOGIES CELLULAR, INC.



                                           By:/s/ Vincent DiVincenzo
                                              -------------------------------
                                           Name: Vincent DiVincenzo
                                           Title:  Chief Financial Officer




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